Exhibit 10.53

Colson Services Corp. - CDC Online	Page 1 of 3

U.S. Small Business Administration NOTE (CDC/504 Loans)

SBA Loan Number	4359085009
SBA Loan Name	SUPERIOR AUTO BODY AND PAINT,
Date	May 25, 2012
Loan Amount	$1,159,000.00
Borrower	MEIER PROPERTIES, SERIES LLC
Operating Company	SUPERIOR AUTO BODY AND PAINT,
CDC	08-067 MOUNTAIN WEST SMALL BUSINESS FINANCE

Funding Date	July 11, 2012	* Interest Rate	2.42197%
First Payment Due	August 01, 2012	* P&I Amount	$6,093.51
Note Maturity Date	July 01, 2032	* Monthly Payment	$7,517.15
		(* blank at signing)

1. PROMISE TO PAY

In return for the Loan, Borrower promises to pay to the order of CDC the amount of $1,159,000.00 One Million One Hundred Fifty Nine Thousand and No/100 Dollars, interest on the unpaid principal balance, the fees specified in the Servicing Agent Agreement, and all other amounts required by this Note.

2. DEFINITIONS

“Collateral” means any property taken as security for payment of this Note or any guarantee of this Note.

“Debenture” means the debenture issued by CDC to fund the Loan.

“Guarantor” means each person or entity that signs a guarantee of payment of this Note.

“Loan” means the loan evidenced by this Note.

“Loan Documents” means the documents related to this loan signed by Borrower, Guarantor, or anyone who pledges collateral.

“SBA” means the Small Business Adminstration, an Agency of the United States of America.

“Servicing Agent Agreement” means the agreement between the Borrower and the CDC that, among other things, appoints a servicing agent (“Servicing Agent”) for this Note.

SBA Form (1505) Conformed Copy	CDC Number:08-067	Loan Number:4359085009

Colson Services Corp. - CDC Online	Page 2 of 3

3. DEBENTURE & NOTE TERMS

Date of SBA Approval: 11/09/2010

	(A) Debenture	(B) Note(or Lease)
A. Principal Amount *	$1,159,000.00	$1,159,000.00
B. Date	07/11/2012	05/25/2012
C. Interest Rate	2.38000%	2.42197% **
D. Maturity Date *	07/01/2032	07/01/2032
E. Payment Amount	$36,561.05	$7,517.15 ***
F. Payment Dates	Semi-Annual January and July	The first of each month beginning August 01, 2012

*	Item in Column A must be identical to item in Column B.
**	The Note Rate is the interest rate charged on the Debenture, adjusted to reflect monthly amortization.
***	Servicing fees are added to monthly principal and interest payments to arrive at Borrower’s total monthly payment.

4. PAYMENT

A. Borrower agrees to:

(1) Make timely monthly payments to CSA by Automatic Clearing House (ACH) or Federal Fund wire transfer if ACH is not available, or as approved by CSA in writing.

(2) Pay all fees and closing costs owed by Borrower as described in this Agreement.

B. If the Borrower fails to make timely payments, the CDC agrees to collect and send the delinquent payments it collects from the Borrower to the CSA.

5. UNDERWRITERS’ FEE

The offering of the Certificates to Investors through one or more Underwriters has been arranged.

The Underwriters’ fee for this service is Four - Tenths of one percent (0.40000%) of the total Debenture proceeds stated in Section 6.

(For calculation of Underwriters’ fee, see section B.l of the 504 Authorization.)

SBA Form (1506) Conformed Copy	CDC Number:08-067	Loan Number:4359085009

Colson Services Corp. - CDC Online	Page 3 of 3

6. DISBURSEMENT AUTHORIZATION

(Complete all information: enter “N/A” if not applicable)	Dollar Amount Please round to the nearest dollar
Total Debenture Amount	$1,159,000.00
A. The Underwriters’ fee withheld prior to CSA receipt of funds	$4,636.00
B. Amount received by CSA	$1,154,364.00
C. The CSA will disburse the following:
(1) Net Debenture Proceeds (by wire transfer)	$1,142,456.00
(2) Fees and Closing Costs (Sum of (A) through (D) below)	$11,041.34
(A) SBA Guaranty Fee (0.005 times Net Debenture Proceeds)	$0.00
(B) Funding Fee (0.0025 times Net Debenture Proceeds)	$2,856.14
(C) CDC Processing Fee (0.015 times net debenture proceeds)	$0.00
(D) CDC Closing Costs and Fees	$8,185.20
(3) Balance, if any, to the Borrower	$866.66
(4) Total CSA Disbursement (Sum of (1), (2) and (3))	$1,154,364.00

7. WIRE TRANSFER INSTRUCTIONS

A. Recipient Bank For Wire Of Net Debenture Proceeds

Name of Recipient Bank	MOUNTAIN AMERICAN FEDERAL CREI	City and State	WEST JORDAN, UT

Account Name	MEIER MANAGEMENT COMPANY, LLC	Account Number	802600-5000.0000 SUP

Routing Symbol & Transaction Code	32407955	Attention of:	SBA DEPT.
(must be 9 digits )

B. Correspondent Bank (Complete the following only if recipient bank is not a Fed wire member)

Correspondent Bank	City and
Name	State

Account Name	Account Number

Routing Symbol &
Transaction Code ( must be 9 digits )	Attention of:

SBA Form (1506) Conformed Copy	CDC Number:08-067	Loan Number:4359085009

U.S GOVERNMENT GUARANTEED

2.3800% DEVELOPMENT COMPANY PARTICIPATION CERTIFICATES

SERIES 2012-20G

DEBENTURE PREPAYMENT PREMIUM SCHEDULE

SMALL BUSINESS CONCERN: SUPERIOR AUTO BODY AND PAINT, LLC

ISSUER: MOUNTAIN WEST SMALL BUSINESS FINANCE

DEBENTURE NUMBER:	2012-20G/08-067-000107418
SBA LOAN NUMBER:	4359085009
DEBENTURE PRINCIPAL:	$ 1159000.00

PAYMENT	PREMIUM AMOUNT	PREPAYMENT
DATE	*SEE NOTE (1)	RATE (%)
JAN. 1, 2013	27024.06	2.38000
JUL. 1, 2013	26475.50	2.38000

JAN. 1, 2014	23328.36	2.14200
JUL. 1, 2014	22822.83	2.14200

JAN. 1, 2015	19832.25	1.90400
JUL. 1, 2015	19372.13	1.90400

JAN. 1, 2016	16543.22	1.66600
JUL. 1, 2016	16130.98	1.66600

JAN. 1, 2017	13469.00	1.42800
JUL. 1, 2017	13107.19	1.42800

JAN. 1, 2018	10617.56	1.19000
JUL. 1, 2018	10308.83	1.19000

JAN. 1, 2019	7997.14	0.95200
JUL. 1, 2019	7744.25	0.95200

JAN. 1, 2020	5616.26	0.71400
JUL. 1, 2020	5422.05	0.71400

JAN. 1, 2021	3483.68	0.47600
JUL. 1, 2021	3351.11	0.47600

JAN. 1, 2022	1608.48	0.23800
JUL. 1, 2022	1540.60	0.23800

*NOTE (1) PREMIUM AMOUNT IS BASED ON DEBENTURE BALANCE.

NO PREPAYMENT PREMIUM AFTER THE TENTH YEAR.